Filed pursuant to Rule 497(e)
Registration Nos. 033-54822; 811-07360

Orion/Monetta Intermediate Bond Fund
a series of Monetta Trust

September 2, 2014

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”)
dated April 30, 2014

Effective immediately, George M. Palmer, Jr. no longer serves as a portfolio manager for the Orion/Monetta Intermediate Bond Fund (the “Fund”). The Fund continues to be managed by Stephen D. Cummings, Jr. who has been a portfolio manager for the Fund since 2009.  All references to Mr. Palmer in the Summary Prospectus, Prospectus and SAI are deleted in their entirety and should be disregarded.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.